
YOUR
JOURNEY
BEGINS HERE®
LIPPERT COMPONENTS®
DREW INDUSTRIES INCORPORATED
drewindustries.com
lippertcomponents.com

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of labor, employee benefits, employee retention, realization and impact of efficiency improvements and cost reductions, the successful entry into new markets, the costs of compliance with environmental laws and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

INDUSTRIES INCORPORATED

Management Team



JASON LIPPERT, CEO

> 20+ years with Drew



SCOTT MERENESS, PRESIDENT

> 20+ years with Drew



DAVID SMITH, CFO

> Average tenure of Drew's members of senior management is 14+ years with the company

Financial Performance



Net Sales
RV Segment net sales
MH Segment net sales
EBITDA
EBITDA
Net Sales and EBITDA (1) (in millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$255
$325
$354
$531
$669
$729
$669
$511
$398
$573
$681
$901
$1,016
$1,191
$1,403
$1,464
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$781
$894
$1,075
$1,285
$1,342
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$110
$120
$122
$116
$118
$122
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM 3/16

(1) *EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see supplemental schedule).*

Sales by Market

($ in millions)	2011	2012	2013	2014	2015	LTM 3/16
RV Towable	$498	$653	$728	$844	$932	$955
Year over year growth	16%	31%	11%	16%	10%	13%
Adjacent Industries	$58	$96	$114	$127	$185	$204
Year over year growth	93%	66%	19%	11%	46%	61%
Aftermarket	$28	$32	$39	$64	$103	$112
Year over year growth	0%	14%	22%	64%	61%	75%
RV Motorhome	$17	$35	$48	$68	$87	$93
Year over year growth	0%	106%	37%	42%	28%	37%
Manufactured Housing	$77	$80	$80	$77	$82	$85
Year over year growth	13%	4%	0%	-4%	6%	10%
International	$3	$5	$7	$11	$14	$15
Year over year growth	50%	67%	40%	57%	27%	36%
Total	$681	$901	$1,016	$1,191	$1,403	$1,464
Year over year growth	19%	32%	13%	17%	18%	23%

DREW INDUSTRIES INCORPORATED

LTM 2016 percentage growth is compared to 2014

Non-Towable RV Net Sales



$471
CAGR
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
($ in millions)
$145
$2
$17
$28
$30
$68
$14
$87
$103
$185
$82
31%
35%
24%
2010
2015
Manufactured Housing
Adjacent Industries
Aftermarket
RV Motorhome
International

DREW INDUSTRIES INCORPORATED

Sales for the year ended December 31, 2010 compared to the year ended December 31, 2015. Both periods exclude the Company's net sales of components for Towable RVs, which made up 75% and 67% of consolidated net sales, respectively.

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



($ in millions)
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
2009
2010
2011
2012
2013
2014
2015
LTM 3/16
(d)
Acquisitions ($223M, 21%) (a)
Organic ($308M, 29%) (b)
Industry ($535M, 50%) (c)

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases, increased adjacent industry sales and new product sales.
c) Industry growth represents the increase in industry-wide RV and MH wholesale shipments.
d) Proforma impact of acquisitions completed in 2015, 2016, and the Furrion Distribution and Supply Agreement entered July 2015, assuming each of these had been completed at the beginning of the period ended March 31, 2016.

DREW INDUSTRIES INCORPORATED

RV and Manufactured Housing Industries

RVs - Industry Wholesale Shipments
(Compared to Drew's Performance)



Industry Units
Approximately 72% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
Drew's Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM 3/16
2016 P*
257
311
321
370
384
391
353
237
166
242
252
286
321
357
374
385
382
49 51 157
60 55 196
62 45
73 43 254
61 42 281
56 42 293
55 36 262
28 24 185
15 138
25 18 199
25 14 213
28 15 243
38 15 268
44 14 299
47 13 314
49 13 323
49 12 321
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$781
$894
$1,075
$1,285
$1,342
RV Share Held by TTs & 5th Wheels
61%
63%
67%
69%
73%
75%
74%
78%
83%
82%
85%
85%
83%
84%
84%
84%
84%

DREW INDUSTRIES INCORPORATED

* Projections for 2016 are the latest published by the RVIA (Spring 2016).

RV Wholesale Shipments



RV Shipments
Thousands of Units
450
400
350
300
250
200
150
100
50
-
1990
1995
2000
2005
2010
2015



RV Shipments vs Federal Interest Rate
Thousands of Units
450
400
350
300
250
200
150
100
50
-
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
1990
1995
2000
2005
2010
2015



RV Shipments Annual Change
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
1990
1995
2000
2005
2010
2015



RV Shipments vs Consumer Confidence
Thousands of Units
450
400
350
300
250
200
150
100
50
-
150
125
100
75
50
25
0
1990
1995
2000
2005
2010
2015

DREW INDUSTRIES INCORPORATED


ELECTRONICS
MATTRESSES
DOORS
FURRION
APPLIANCES
AWNINGS
FURNITURE
FURRION
ELECTRONICS
WINDOWS
SHOWERS
& SINKS
SLIDE-OUTS
AXLES
STEPS
CHASSIS
BAGGAGE
DOORS
LEVELING
SUSPENSION
ENHANCEMENTS

LIPPERT COMPONENTS | DREW INDUSTRIES INCORPORATED

Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Motion-Systems



RV Market

Towable RVs

(Approximately 72% of Drew's RV Segment net sales)



87% of industry 2015 unit sales

61% of 2014 wholesale dollar sales, or $9.4 billion

Retail cost $4,000 to $100,000+ per unit. Average about $30,000

Motorhomes

(Approximately 7% of Drew's RV Segment net sales)



13% of industry 2015 unit sales

39% of 2014 wholesale dollar sales, or $6.0 billion

Retail cost $41,000 to $400,000+ per unit. Average about $137,000

Camping Industry

Statistics provided by Kampgrounds of America ("KOA"), 2015.



44%
Active Campers
46.2 million*



54%
Tent Campers
25.0 million



21%
RV Campers
9.7 million



21%
Cabin Campers
9.7 million

59%
Camp Every Year
27.4 million

11%
Camp Every Other Year
4.8 million

30%
Camp Occasionally
14.0 million

DREW INDUSTRIES INCORPORATED

* Estimates based on 105 million households. All other (4%) 1.8 million.

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020
- Generation X and Millennials are a source of industry growth mainly in the entry-level market

Shift toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, "greener", & family oriented vacations

DREW INDUSTRIES INCORPORATED

RV Industry Trends


Travel Trailer and 5th Wheel RVs, Drew's primary RV market
Units
Wholesale
Retail
(Units in thousands)
325
300
275
250
225
200
175
150
125
100
75
50
25
0
2008
2009
2010
2011
2012
2013
2014
2015
YTD 3/15
YTD 3/16
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.8
268.0
250.8
298.9
277.0
314.4
316.5
81.8
55.1
90.7
58.8
Dealer Inventory Change
(41.3)
(26.0)
13.2
6.9
20.1
17.2
21.9
(2.1)
26.7
31.9

Cumulative dealer inventory change from 2007 to 2015 is estimated to be a net reduction of (7.4), which indicates dealer inventories are still below pre-recession levels.

Number of U.S. Households that Own an RV
(in Millions)



10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

DREW INDUSTRIES INCORPORATED

Statistics provided by RV Consumer Demographic Profile – 2011.

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

DREW INDUSTRIES INCORPORATED

Manufactured Housing – Industry Production

(Compared to Drew's Performance)



Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH Segment net sales
250
200
150
100
50
0
$250
$200
$150
$100
$50
$0
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
82
30
52
50
19
31
50
20
30
52
25
27
55
26
29
60
28
32
64
30
34
70
32
38
74
33
41
$147
$154
$134
$183
$221
$220
$177
$142
$85
$96
$111
$120
$122
$116
$118
$122
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
LTM 3/16
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
53%
54%
55%

There are no industry forecasts for the manufactured housing industry.

What's Next…

- International RV
- Innovation/RD
- Aftermarket RV
- Adjacent Markets
- Acquisitions
- Additional North American RV Growth/Content

LIPPERT COMPONENTS | DREW INDUSTRIES INCORPORATED

International RV Markets


INFO
LMC
Meine Welt

Research and Development

Focus on innovation

- Invested over $8 million in 2015
- Development, engineering, product testing
- We have inventors on staff
- Patent protected technology
- Pushing product development collaboratively with our customers
- We are an integral part of our customers' R&D team



DREW INDUSTRIES INCORPORATED

RV Aftermarket Opportunity

- LCI sells more than $1 billion in RV components annually
- Established a strong service department on the supply side
- Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers
- Used RV market is nearly double the size of the new RV market each year
- Countercyclical
- Higher margins



Specialty Vehicle / Adjacent Markets

Marine	Bus	Heavy Truck	Fleet	Cargo
				

DREW INDUSTRIES INCORPORATED

New Products & Acquisitions

2012

- **ACQUIRE AMERIMAX:** Additional RV towable entry doors

2013

- **INTRODUCE RV AWNINGS**
- **ACQUIRE MIDSTATES:** Adding Tool & Die and automation capabilities

2014

- **ACQUIRE FORTRESS:** Expanding specialized RV chassis
- **ACQUIRE INNOVATIVE DESIGN SOLUTIONS:** Electronic control systems
- **ACQUIRE STAR DESIGN:** Expanding plastic thermoforming
- **ACQUIRE POWER GEAR:** Motion solutions for the RV industry
- **ACQUIRE DUNCAN SYSTEMS:** Aftermarket windshield and window

2015

- **ACQUIRE EA TECHNOLOGIES:** Metal fabrication and coating technologies
- **ACQUIRE SPECTAL:** Expanding windows for buses and specialty vehicles
- **FURRION SUPPLY AGREEMENT:** Exclusive distribution rights of Furrion products
- **ACQUIRE SIGNATURE SEATING:** Adding furniture for pontoon boats

2016

- **ACQUIRE HIGHWATER MARINE FURNITURE:** Expanding furniture for pontoon boats
- **ACQUIRE FLAIR FURNITURE:** Expanding furniture for RVs
- **ACQUIRE PROJECT 2000:** Europe footprint, expanding bed-lifts

2015 – 2016 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
EA Technologies	$ 9.2	$ 17	Custom steel and aluminum parts and provider of electro-deposition ('e-coat') and power coating services
Spectal(1)	22.3	25	Manufacturer of windows and doors
Signature Seating(1)	16.0	16	Manufacturer of furniture solutions for fresh water boat manufacturers, primarily pontoon boats
Highwater Furniture	10.0	20	Pontoon furniture manufacturing operation of Highwater Marine, part of the largest manufacturer of pontoon boats in the U.S.
Flair Interiors	8.1	25	Manufacturer of RV furniture and mattresses
Project 2000(1)	18.8	12	Italian manufacturer of bed lifts and retractable steps, establishing European footprint.
Total	$ 84.4	$115	

(1) Plus contingent consideration payable based on future sales.

DREW INDUSTRIES INCORPORATED

Acquisition Discipline and History

- Have made nearly 40 acquisitions over the past 16 years
- We are experienced at successfully integrating acquisitions
- Acquisitions have come in the form of intellectual property, small start ups and larger businesses
- 7 out of last 10 acquisitions have had substantial revenue outside our core RV business
- We get great people – competitive advantage of making many acquisitions

Expanding Our Growth Potential(1)


Doors, Windows, Mattresses, Furniture and Awnings
Travel Trailer Leveling
Electronics
Chassis and Axles
RV Content $1,460
Furrion(2)
720
260
235
125
120
$3.4B
465
Aftermarket
400
Axles
175
115
775
Adjacent $690
Doors, Windows, Mattresses and Furniture
Marine Furniture
International

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

(2) Furrion includes products to be released during 2016 and 2017.

DREW INDUSTRIES INCORPORATED

Expanding Our Growth Potential

Opportunities (1)		
RV Content:	Furrion[2]	$ 720
	Doors, Windows, Mattresses, Furniture and Awnings	260
	Travel Trailer Leveling	235
	Chassis and Axles	120
	Electronics	125
Adjacent:	Axles	400
	Doors, Windows, Mattresses and Furniture	175
	Marine Furniture	115
Aftermarket		465
International		775
Total		**$ 3,390**

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

(2) Furrion includes products to be released during 2016 and 2017.

DREW INDUSTRIES INCORPORATED

Additional growth opportunities emanating from our core

<u>POTENTIAL SOURCES OF GROWTH</u>


Distribution Channels
Geographies
Capabilities
Core Business
Industries
Products & Services
Core Extensions
Customers
Adjacencies

- **Core extensions** vary on one dimension from existing core business and can be managed within the existing operating model
- Lowest execution risk

- **Adjacencies** are closely related to the core but differ on multiple dimensions and require piloting and learning
- Slightly higher but reasonable execution risk

DREW INDUSTRIES INCORPORATED

Content Per New Towable RV

- Approximately 72% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield an estimated $7,400 per Towable RV
- Growth in RV "features" drives content increases


2001-2015 average content increase = $165 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,987
$171 Increase
RV Segment operating profit margin
2001 7.7%
2002 8.4%
2003 10.1%
2004 8.2%
2005 8.5%
2006 7.4%
2007 11.3%
2008 5.9%
2009 2.9%
2010 7.9%
2011 6.6%
2012 6.0%
2013 7.6%
2014 8.1%
2015 8.3%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended December 2015, each $100 increase in content adds approximately $31 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 7% of RV Segment net sales are for Motorhome RVs
- 100% market share in existing products would yield an estimated $6,000 per Motorhome RV



2004-2015 average content increase = $162 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,810
$330 Increase
$208 Increase
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

RV Segment operating profit margin	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.1%	8.3%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended December 2015, each $100 increase in content adds approximately $5 million in sales for Drew.

Supplemental Schedules

Operating Results

Three Months Ended March 31

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2016	2015	Change
Net Sales	$ 422.8	$ 361.5	17%
Operating Profit	$ 55.7	$ 31.8	75%
% of Sales	13.2%	8.8%	
Net Income	$ 36.0	$ 20.1	79%
Diluted EPS	$ 1.45	$ 0.82	77%

DREW INDUSTRIES INCORPORATED

Results By Segment

Three Months Ended March 31

FINANCIAL PERFORMANCE

($ in millions)	2016	2015	Change
Net Sales:			
RV Segment	$ 391.7	$ 334.6	17%
MH Segment	$ 31.1	$ 26.9	16%
Operating Profit:			
RV Segment	$ 51.3	$ 29.1	76%
MH Segment	$ 4.4	$ 2.7	64%
Operating Profit as a Percentage of Net Sales:			
RV Segment	13.1%	8.7%	
MH Segment	14.3%	10.1%	

DREW INDUSTRIES INCORPORATED

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	-	10[1]	10[1]	1
12/31/13	-	66	66	5
12/31/14	16	-	(16)[2]	107
12/31/15	50	12	(38)[3]	41
03/31/16	$ 50	$ 28	$ (22)[4]	$ 37[5]

(1) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(2) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

(3) On April 10, 2015, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $48 million.

(4) As reported, however, on April 15, 2016, the Company paid a dividend of $0.30 per share of the Company's Common Stock, or an aggregate of $7 million.

(5) On May 2, 2016, the Company acquired the business and certain assets of Project 2000, the purchase price of $19 million is included above.

DREW INDUSTRIES INCORPORATED

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	Q1 2016
Total Assets	$ 351	$ 374	$ 453	$ 544	$ 623	$ 709
Total Debt	$ -	$ -	$ -	$ 16	$ 50	$ 50
Cash & Investments	$ 7	$ 10[4]	$ 66	$ -	$ 12	$ 28
Stockholders' Equity	$ 277	$ 284[3]	$ 314[4]	$ 395	$ 439[5]	$ 467[6]
Days Sales in A/R[1]	17 days	14 days	16 days	15 days	14 days	21 days
Inventory Turns[2]	6.2 turns	7.8 turns	7.9 turns	8.2 turns	6.9 turns	6.8 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(4) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(5) After cash dividend of $2.00 per share, or $48 million, declared in March of 2015 and paid in April 2015.
(6) After cash dividend of $0.30 per share, or $7 million, paid in April 2016.

DREW INDUSTRIES INCORPORATED

Cash Flow

Significant use of cash items since December 31, 2009	
Acquisitions (23)[1]	$281 million
Capital expenditures	177 million
Dividends	180 million
Stock repurchases	2 million
Total	**$ 640 million**

DREW INDUSTRIES INCORPORATED

(1) Includes 2016 YTD acquisitions totaling $36.9 million, which includes Project 2000 acquired in May 2016.

Cash Flow

FINANCIAL PERFORMANCE



Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$160
$140
$120
$100
$80
$60
$40
$20
$-
$0
2009
2010
2011
2012
2013 (1)
2014
2015
LTM 3/16 (2)
YTD 3/16 (2)
$5
$2
$63
$65
$22
$42
$10
$33
$74
$50
$37
$24
$78
$1
$73
$32
$45
$85
$5
$83
$33
$47
$149
$107
$107
$42
$118
$41
$95
$29
$48
$134
$132
$53
$26
$55
$50
$37
$6
$7

Operating cash flow from 2009 to present ($ in millions)

DREW INDUSTRIES INCORPORATED

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(2) Includes subsequent cash dividend of $0.30 per share, or $7 million, paid in April 2016.

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15	03/31/16
Return on Equity	11%	13%	16%	17%	18%	22%
Return on Assets	9%	10%	12%	12%	12%	14%
Total Debt to Equity	0.00	0.00	0.00	0.04	0.11	0.11
Total Debt to EBITDA[1]	0.00	0.00	0.00	0.12	0.32	0.29

DREW INDUSTRIES INCORPORATED

(1) EBITDA is operating profit plus depreciation and amortization.

Reconciliation of Operating Profit to EBITDA

Financial Performance

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	LTM 3/16
Operating Profit	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3	$66.0	$19.9	($35.6)	$45.4	$48.5	$58.1	$78.3	$95.5	$116.2	$140.1
Depreciation & Amortization	$8.4	$7.3	$7.8	$9.3	$12.0	$15.7	$17.5	$17.1	$18.5	$17.1	$20.5	$25.7	$27.5	$32.6	$41.6	$42.8
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$45.0	$ -	$ -	$ -	$ -	$ -	$ -	$ -
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0	$83.5	$42.5	$27.9	$62.5	$69.0	$83.8	$105.8	$128.1	$157.8	$182.9
Capital Expenditures	$8.2	$10.5	$5.1	$27.1	$26.1	$22.3	$8.8	$4.2	$3.1	$10.1	$24.3	$32.0	$32.6	$42.5	$29.0	$26.7

DREW INDUSTRIES INCORPORATED

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	2015	LTM 3/16
Net Sales:						
RV Segment	$ 570.6	$ 780.9	$ 893.7	$ 1,074.5	$ 1,284.9	$ 1,342.0
MH Segment	110.6	120.2	121.9	116.3	118.2	122.4
Total Net Sales	$ 681.2	$ 901.1	$ 1,015.6	$ 1,190.8	$ 1,403.1	$ 1,464.4
Operating Profit:						
RV Segment	$ 37.7	$ 47.2	$ 68.2	$ 86.6	$ 107.5	$ 129.6
MH Segment	10.8	12.4	11.9	10.8	12.5	14.2
Total Segment Operating Profit	48.5	59.6	80.2	97.4	120.0	143.8
Severance	-	-	-	-	(3.7)	(3.7)
Sale of extrusion assets	-	-	-	(1.9)	-	-
Executive Succession	-	(1.5)	(1.9)	-	-	-
Total Operating Profit	$ 48.5	$ 58.1	$ 78.3	$ 95.5	$ 116.3	$ 140.1

DREW INDUSTRIES INCORPORATED

Stock Price History

- Drew has 24.5 million shares outstanding and a market capitalization of approximately $1.6 billion as of April 29, 2016


$70
$60
$50
$40
$30
$20
$10
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$61
$65
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
4/29/16

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
  - Tristan Thomas – (212) 453-7019
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206

DREW INDUSTRIES INCORPORATED